UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 20, 2006

NCI 401(k) PROFIT SHARING PLAN

(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in 401(k) Plan’s Certifying Accountant.

(a) Effective March 20, 2006, the 401(k) Benefits Administration Committee (the “401(k) Committee”) of the NCI Building Systems 401(k) Profit Sharing Plan (the “Plan”) approved the dismissal of BKD, LLP (“BKD”) as the Plan’s independent registered public accounting firm. Effective May 6, 2005, the 401(k) Committee approved the dismissal of Kolkhorst & Kolkhorst (“Kolkhorst”), as the Plan’s independent public accountants.

The report of BKD on the financial statements of the Plan as of and for the fiscal year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle. The financial statements of the Plan for the fiscal year ended December 31, 2003 were audited by Kolkhorst. The report of Kolkhorst on the financial statements of the Plan as of and for the fiscal year ended December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the year ended December 31, 2004, and through the date of termination, there were no disagreements with BKD on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of BKD, would have caused them to make reference to the matter in their reports on the financial statements for such year.

During the year ended December 31, 2003, and through the date of termination, there were no disagreements with Kolkhorst on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures that, if not resolved to the satisfaction of Kolkhorst, would have caused them to make reference to the matter in their reports on the financial statements for such year.

In addition, the Plan had no reportable events as described in Item 304(a)(1)(v) of Regulation S-K during the fiscal years ended December 31, 2003 and December 31, 2004, and through the date of termination of each such firm.

The Plan has requested that each of BKD and Kolkhorst to furnish it with a letter addressed to the Securities and Exchange Commission stating whether each agrees with the above statements.

(b) On April 17, 2006, the 401(k) Committee approved the appointment of Ham, Langston & Brezina LLP (“HLB”) as the Plan’s independent registered public accounting firm for the audit of the Plan as of and for the year ended December 31, 2005. For the fiscal years ended December 31, 2003 and December 31, 2004, and through April 17, 2006, neither the Plan nor anyone acting on the Plan’s behalf consulted HLB regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements, or any matter that was the subject of a “disagreement” as such term is described in item 304(a)(1)(iv) of Regulation S-K, or a “reportable event” as such term is described in item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
16.1	Letter of BKD, LLP.

16.2	Letter of Kolkhorst & Kolkhorst

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.,
(as administrator of the NCI 401(k)
Profit Sharing Plan)

By:	Frances Powell
Name:	Frances R. Powell
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Dated: April 19, 2006

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